UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2011 (August 30, 2011)

RED MOUNTAIN RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-164968	27-1739487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2515 McKinney Avenue, Suite 900, Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(720) 204-1013
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 30, 2011, the Board of Directors of Red Mountain Resources, Inc. (“Company”) approved the dismissal of L J Soldinger Associates LLC and the engagement of Hein & Associates LLP (“Hein”) as the principal accountant to audit the Company’s financial statements.

L J Soldinger Associates LLC’s report on the financial statements for the Company for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that the report of L J Soldinger Associates LLC accompanying the Company’s audited financial statements as of January 31, 2011 and 2010 and for the year and period then ended, respectively, contained an explanatory paragraph indicating substantial doubt about the Company’s ability to continue as a going concern.

During the two most recent fiscal years and the subsequent interim periods, including the quarter ending May 31, 2011, through August 30, 2011, there were no disagreements with L J Soldinger Associates LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of L J Soldinger Associates LLC, would have caused L J Soldinger Associates LLC to make reference to the subject matter of the disagreements in connection with its report.

During the two most recent fiscal years and through August 30, 2011, there were no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided L J Soldinger Associates LLC with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K.  The Company requested L J Soldinger Associates LLC to furnish a letter addressed to the Commission, attached hereto as Exhibit 16, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

During the two most recent fiscal years and the interim period preceding the engagement of Hein, the Company did not consult Hein regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

16	Letter from L J Soldinger Associates LLC regarding change in certifying accountant, dated September 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2011	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer